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		      SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549


				   FORM 8-K


				CURRENT REPORT

		       Pursuant to Section 13 or 15(d) of
		      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 1, 2002
						 -----------
Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

				    OHIO
	 (State or other jurisdiction of incorporation or organization)

				 31-0783294
		     (I.R.S. Employer Identification No.)

		      9450 Seward Road, Fairfield, Ohio
		  (Address of principal executive offices)

				    45014
				 (Zip Code)

			       (513) 603-2400
		       (Registrant's telephone number)


			       Not Applicable
	 (Former name or former address, if changed since last report)





			   Exhibit Index - Page 3

			      Page 1 of 3 Pages
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ITEM 5. Other Events
------  ------------

On May 1, 2002, Ohio Casualty Corporation announced first quarter 2002 results.

A copy of the press release issued by Ohio Casualty Corporation on May 1, 2002, is attached hereto as Exhibit 99 and is incorporated herein by reference.



ITEM 7. Financial Statements and Exhibits
------  ---------------------------------

Exhibit No.     Description
----------      -----------

    99          Press release dated May 1, 2002, announcing first quarter
		2002 results.







				   SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					 OHIO CASUALTY CORPORATION
					 -------------------------
						(Registrant)




May 8, 2002                              /s/ Debra K. Crane
					 ----------------------------------
					 Debra K. Crane, Senior Vice
					 President, General Counsel and
                                         Secretary






			     Page 2 of 3 Pages

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			       EXHIBIT INDEX


			Current Report on Form 8-K
			     Dated May 8, 2002


Exhibit No.          Description
----------           -----------

    99 Press release dated May 1, 2002, announcing first quarter results.






			      Page 3 of 3 Pages